UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-22584

Guggenheim Equal Weight Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:              (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  January 31, 2013 – June 30, 2013

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMINVESTMENTS.COM/GEQ

. . .YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/geq, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

June 30, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the semiannual period ended June 30, 2013.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2013, the Fund provided a total return on an NAV basis of 8.22% and a total return based on market price of 7.46%. The closing price of the Fund’s shares as of June 30, 2013, was $18.19, which represented a discount of 7.90% to the NAV of $19.75. The closing price of the Fund’s shares as of December 31, 2012, was $17.73, which represented a discount of 7.03% to the NAV of $19.07. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and at any given time it may be higher or lower than the Fund’s NAV. NAV performance data reflects fees and expenses of the Fund.

The Fund paid distributions of $0.4375 in January and April of 2013. The most recent distribution represents an annualized distribution rate of 9.62% based on the Fund’s last closing market price of $18.19 on June 30, 2013.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC serves as the Fund’s Options Strategy Sub-Adviser, responsible for the management of the Fund’s options strategy. Security Investors, LLC serves as the Equity Strategy Sub-Adviser, responsible for managing the underlying equity portfolio. Each of the Adviser and the two Sub-Advisers is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

In connection with the implementation of its strategy, the Fund currently uses leverage through a credit facility provided by a large multi-national financial institution. As of June 30, 2013, the amount of leverage was approximately 17% of the Fund’s total assets (including the proceeds of leverage). Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 27 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the period ended June 30, 2013, we encourage you to read the Questions & Answers section of the report, which begins on page 4.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/geq.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Equal Weight Enhanced Equity Income Fund

July 31, 2013
GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 3

QUESTIONS & ANSWERS	June 30, 2013

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned investment professionals. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is responsible for overall management of the Fund. Guggenheim Partners Investment Management, LLC (“GPIM”) is the Fund’s investment sub-adviser responsible for the management of the Fund’s options strategy (“Options Strategy Sub-Adviser”). The options strategy is managed by a team that includes Farhan Sharaff, Assistant Chief Investment Officer; Jayson Flowers, Senior Managing Director; and Jamal Pesaran, CFA, Portfolio Manager. Security Investors, LLC (“Security Investors”) is the sub-adviser responsible for managing the underlying equity portfolio (“Equity Strategy Sub-Adviser”). The team at Security Investors includes Ryan Harder, CFA, Portfolio Manager, and James R. King, CFA, Portfolio Manager.

The Adviser, the Options Strategy Sub-Adviser and the Equity Strategy Sub-Adviser are all affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended June 30, 2013.

Please describe the Fund’s investment objective and strategy.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”) in equal weight. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

The Index has the same constituents as the S&P 500® Index (“S&P 500”), a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC on a statistical basis, but each company in the Index is assigned an equal weight rather than a weight based on its relative market capitalization. The Fund’s equity portfolio is rebalanced quarterly so that each stock in the Fund’s portfolio has the same target weighting. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.

The Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPIM’s “Portable Volatility Monetization Strategy”SM. The Options Strategy Sub-Adviser expects to implement the Fund’s options strategy by selling (i.e., writing) call options on securities indices, exchange-traded funds (“ETFs”) that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. There can be no assurance that the Fund’s use of call options will be successful.

The Fund currently employs leverage through a credit facility provided by a large multi-national financial institution. As of June 30, 2013, the amount of leverage was approximately 17% of the Fund’s total assets. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

Please provide an overview of the economic and market environment during the six months ended June 30, 2013.

Monetary accommodation from the world’s central banks and continued improvement in the U.S. housing and labor markets benefited the overall U.S. economy for the six months ended June 30, 2013. However, speculation about the end of quantitative easing in May and June, along with growing fundamental risk in Japan and China, led to a selloff in fixed income and equity markets. For most of the period, equity markets were strong and abundant liquidity and steady quantitative easing had produced a benign credit environment with low default rates.

Housing was the primary locomotive of U.S. economic growth in the period. Housing-related activity, including private residential investment, personal expenditures on household durable goods and utilities, as well as the wealth effect on consumption from home price appreciation, has contributed positively to GDP since 1Q2011. However, housing’s contribution remains dependent on the maintenance of extremely low mortgage rates, which have recently begun moving higher.

Overshadowing solid job gains in the period was slow improvement in the unemployment rate. The participation rate has been relatively flat over the past six months, and in general, has been declining. A bright spot has been the private sector, where the U.S. economy is currently adding jobs at a rate that is over 20% higher than that of the prior expansion.

4 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS& ANSWERS continued	June 30, 2013

A number of global central banks implemented interest rate cuts during the period, owing to sluggish global economic growth and continuing weakness in commodity prices. The world is still in a deflationary environment, which has given policymakers a great deal of leeway to extend and expand accommodative monetary policies aimed at stimulating output.

The rise in volatility late in the period was in large part a result of shifting market sentiment, but, fundamentally, economic growth in the U.S. has not changed materially. With ongoing weakness in growth and inflation, global central banks are expected to maintain accommodative policies for the foreseeable future.

For the six-month period ended June 30, 2013, the return of the Standard & Poor’s 500 Index (the “S&P 500”) was 13.82%, and in mid-May reached an all-time high. The Chicago Board Options Exchange Market Volatility Index (the “VIX”) was down by 6.44% for the period. The VIX is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices. Remaining at multi-year lows, it touched its low of the period in March before spiking to a period high in June, when markets became unsettled.

How did the Fund perform for the six-month period ended June 30, 2013?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2013, the Fund provided a total return on an NAV basis of 8.22% and a total return based on market price of 7.46%. The closing price of the Fund’s shares as of June 30, 2013, was $18.19, which represented a discount of 7.90% to the NAV of $19.75. The closing price of the Fund’s shares as of December 31, 2012, was $17.73, which represented a discount of 7.03% to the NAV of $19.07. The widening discount of the Fund over the period may be a reflection of lack of analyst coverage of the strategy. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. NAV performance data reflects fees and expenses of the Fund.

The Fund paid distributions of $0.4375 in January and April of 2013. The most recent dividend represents an annualized distribution rate of 9.62% based on the Fund’s last closing market price of $18.19 on June 30, 2013. Past performance does not guarantee future results.

In comparison, the return of the S&P 500 Equal Weight Index was 16.20% and the return of the capitalization-weighted S&P 500 Index was 13.82% for the six months ended June 30, 2013. The outperformance of the Equal Weight Index versus the S&P 500 generally reflects the weaker performance of the largest stocks in the S&P 500 during the period.

What was the nature of the January and April 2013 distributions?

When the January and April 2013 distributions were paid, the majority of the distributions were characterized as return of capital. A final determination of the tax character of distributions paid by the Fund in 2013 will be reported to shareholders in January 2014 on Form 1099-DIV.

The Fund utilizes a strategy that writes calls against a dynamically levered long underlying exposure. As markets have been pushing higher over the past few quarters, the Fund has seen gains in the underlying holdings, which have not been realized, and at the same time realized some short-term capital losses in the call options, which results from paying more to repurchase call options that were previously sold. But on a total return basis, the Fund has sufficient unrealized gains via appreciation of underlying holdings to more than offset any losses on the call options and cover the distribution. It is expected that a portion of these gains in the underlying holdings could be realized over time.

What drove performance for the equal-weighted Index versus its capitalization-weighted version?

Because an equal-weighted index holds the same dollar amount of each member security, it will tend to underweight larger stocks and overweight smaller stocks when compared to a capitalization-weighted index with the same members. As a result, equal-weighted indices tend to outperform during periods when the very largest stocks underperform mid- and small-caps. This period was no exception.

The largest single contributor to the outperformance of the S&P 500 Equal Weight Index was Apple, Inc. During the first half of 2013, Apple’s stock suffered a loss of just over 25% and, as a result, was knocked from the top spot in the capitalization-weighted S&P 500. During those six months, the maker of iPhones and iPads had a substantial weighting of well over 3% of the capitalization-weighted S&P 500 Index and dragged down performance by nearly a full percent. Meanwhile, the Equal Weight S&P 500 Index held Apple in a much smaller weighting, and was largely unaffected by the steep drop in price.

Among sectors, consumer discretionary stocks were the best performers in the Equal Weight S&P 500 Index, and also contributed the most to outperformance versus the capitalization-weighted version. While the performance advantage was well distributed throughout the sector, a few stocks stood out. Best Buy, with a gain of 133%, and Netflix, up 127%, led the sector and the broader index for the six-month period. While neither gets much weight in the cap-weighted S&P 500, the equal-weighted version overweights them substantially, allowing the pair to contribute nearly 20 basis points each to performance.

On the other end of the spectrum, some of the biggest detractors from relative performance were the large pharmaceutical stocks. Compared to the cap-weighted S&P 500, the Equal Weight S&P 500 Index was

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 5

QUESTIONS& ANSWERS continued	June 30, 2013

substantially underweighted in health care giants Johnson & Johnson, Pfizer and Merck. Underweighted positions in these three largest health care companies collectively hurt the Equal Weight S&P 500's relative performance by over half a percent.

What role did the option strategy play in performance for the period?

The Fund writes call options on indices rather than individual stocks. Moreover, the option portfolio does not have to equal the full portfolio, but can be adjusted depending on GPIM’s view of market conditions.

Under normal market conditions, the Fund seeks overall portfolio volatility that, after taking into account the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. During the period, the options portfolio helped reduce the risk of the Fund, as measured by standard deviation of returns.

Markets with gradual drifts higher and low levels of implied volatility, as experienced during the most recent quarter, create the biggest challenges for the strategy. The strategy typically benefits from choppy, range-bound markets where uncertainty is present, causing call option premiums to rise.

How did the Fund’s leverage affect performance during this period?

The strong performance of the underlying index contributed to outperformance for the strategy for the period, with leverage also benefitting the strategy. To lower the risk of the strategy and the risk of leverage, GPIM aims to reduce leverage in strong up markets (accompanied by low implied volatility) or when the market is near its highs of the period, and may add leverage when the market is at period lows or selling off. The extreme underlying moves experienced over the quarter challenged the strategy, and GPIM’s management of the leverage, as described, protected the portfolio and lowered the risk of the strategy.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Chicago Board Options Exchange Market Volatility Index is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Standard & Poor’s 500 Equal Weight Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/geq for a detailed discussion about Fund risks and considerations.

6 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	June 30, 2013

Fund Statistics
Share Price		$18.19
Common Share Net Asset Value		$19.75
Premium/(Discount) to NAV		-7.90%
Net Assets ($000)		$173,215

Total Returns
(Inception 10/27/11)	Market	NAV
Six Months	7.46%	8.22%
One Year	7.09%	12.21%
Since Inception - average annual	2.56%	10.47%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The NAV total returns reflect the Fund's total annual expenses. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com/geq. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor's shares, when sold, may be worth more or less than their original cost.

Sector Breakdown*	% of Common Stocks
Consumer, Non-cyclical	19.9%
Financial	16.1%
Consumer, Cyclical	13.5%
Industrial	12.8%
Technology	9.8%
Energy	8.7%
Communications	8.1%
Utilities	6.1%
Basic Materials	4.8%
Diversified	0.2%
*Securities are classified by sectors that represent broad groupings of industries.

Portfolio composition and sector breakdown are subject to change daily. For more information, please visit www.guggenheiminvestments.com/geq. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 7

PORTFOLIO OF INVESTMENTS (Unaudited)	June 30, 2013

Number
of Shares	Description	Value
	Common Stocks – 121.3%
	Basic Materials – 5.9%
4,400	Air Products & Chemicals, Inc.(a)	$ 402,908
4,419	Airgas, Inc.(a)	421,838
52,202	Alcoa, Inc.(a)	408,220
15,329	Allegheny Technologies, Inc.(a)	403,306
2,297	CF Industries Holdings, Inc.(a)	393,936
23,894	Cliffs Natural Resources, Inc.(a)	388,278
12,464	Dow Chemical Co.(a)	400,967
5,968	Eastman Chemical Co.(a)	417,820
5,044	Ecolab, Inc.(a)	429,698
8,047	EI du Pont de Nemours & Co.(a)	422,468
6,773	FMC Corp.(a)	413,559
14,335	Freeport-McMoRan Copper & Gold, Inc.(a)	395,789
5,402	International Flavors & Fragrances, Inc.(a)	406,014
9,346	International Paper Co.(a)	414,122
6,286	LyondellBasell Industries NV (Netherlands)(a)	416,510
11,866	MeadWestvaco Corp.(a)	404,749
4,012	Monsanto Co.(a)	396,386
7,327	Mosaic Co.(a)	394,266
12,771	Newmont Mining Corp.(a)	382,491
9,482	Nucor Corp.(a)	410,760
2,755	PPG Industries, Inc.(a)	403,360
3,594	Praxair, Inc.(a)	413,885
2,314	Sherwin-Williams Co.(a)	408,652
5,203	Sigma-Aldrich Corp.(a)	418,113
23,692	United States Steel Corp.(a)	415,320
		10,183,415
	Communications – 9.8%
1,547	Amazon.com, Inc.(a) (b)	429,587
11,803	AT&T, Inc.(a)	417,826
28,874	Cablevision Systems Corp., Class A(a)	485,661
8,882	CBS Corp., Class B(a)	434,063
11,760	CenturyLink, Inc.(a)	415,716
17,595	Cisco Systems, Inc.(a)	427,734
10,667	Comcast Corp., Class A(a)	446,734
28,410	Corning, Inc.(a)	404,274
6,025	Crown Castle International Corp.(a) (b)	436,150
6,837	Directtv(a) (b)	421,296
5,548	Discovery Communications, Inc., Class A(a) (b)	428,361
8,263	eBay, Inc.(a) (b)	427,362
7,308	Expedia, Inc.(a)	439,577
5,729	F5 Networks, Inc.(a) (b)	394,155
100,443	Frontier Communications Corp.(a)	406,794
16,961	Gannett Co., Inc.(a)	414,866
485	Google, Inc., Class A(a) (b)	426,979
8,507	Harris Corp.(a)	418,970
29,213	Interpublic Group of Cos., Inc.(a)	425,049
29,913	JDS Uniphase Corp.(a) (b)	430,149
22,251	Juniper Networks, Inc.(a) (b)	429,667
7,445	Motorola Solutions, Inc.(a)	429,800
1,982	NetFlix, Inc.(a) (b)	418,380
19,831	News Corp. Class A, Class A(a) (b)	303,414
6,754	Omnicom Group, Inc.(a)	424,624
519	priceline.com, Inc.(a) (b)	429,281
6,369	Scripps Networks Interactive, Inc., Class A(a)	425,194
57,905	Sprint Nextel Corp.(a) (b)	406,493
18,958	Symantec Corp.(a)	425,986
4,078	Time Warner Cable, Inc.(a)	458,693
7,375	Time Warner, Inc.(a)	426,423
6,648	TripAdvisor, Inc.(a) (b)	404,664
1,825	Twenty-First Century Fox, Inc.	52,907
13,547	Twenty-First Century Fox, Inc., Class A	441,632
9,412	VeriSign, Inc.(a) (b)	420,340
8,299	Verizon Communications, Inc.(a)	417,772
6,347	Viacom, Inc., Class B(a)	431,913
6,644	Walt Disney Co.(a)	419,569
875	Washington Post Co., Class B(a)	423,299
51,007	Windstream Corp.(a)	393,264
16,128	Yahoo!, Inc.(a) (b)	404,974
		16,919,592
	Consumer, Cyclical – 16.4%
8,694	Abercrombie & Fitch Co., Class A(a)	393,404
9,618	AutoNation, Inc.(a) (b)	417,325
1,000	AutoZone, Inc.(a) (b)	423,690
5,964	Bed Bath & Beyond, Inc.(a) (b)	422,848
15,774	Best Buy Co., Inc.(a)	431,103
5,014	BorgWarner, Inc.(a) (b)	431,956
9,132	CarMax, Inc.(a) (b)	421,533
12,525	Carnival Corp. (Panama)(a)	429,482
1,151	Chipotle Mexican Grill, Inc.(a) (b)	419,367
9,302	Cintas Corp.(a)	423,613
7,244	Coach, Inc.(a)	413,560
3,819	Costco Wholesale Corp.(a)	422,267
7,180	CVS Caremark Corp.(a)	410,552
8,068	Darden Restaurants, Inc.(a)	407,273
8,276	Delphi Automotive PLC (Jersey)(a)	419,510
8,282	Dollar General Corp.(a) (b)	417,661
8,630	Dollar Tree, Inc.(a) (b)	438,749
17,743	DR Horton, Inc.(a)	377,571
6,704	Family Dollar Stores, Inc.(a)	417,726
8,889	Fastenal Co.(a)	407,561
27,577	Ford Motor Co.(a)	426,616
4,059	Fossil Group, Inc.(a) (b)	419,335

See notes to financial statements.

8 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2013

Number
of Shares	Description	Value
	Consumer, Cyclical (continued)
10,866	GameStop Corp., Class A(a)	$ 456,699
10,220	Gap, Inc.(a)	426,481
12,362	General Motors Co.(a) (b)	411,778
5,390	Genuine Parts Co.(a)	420,797
27,685	Goodyear Tire & Rubber Co.(a) (b)	423,304
7,977	Harley-Davidson, Inc.(a)	437,299
8,208	Harman International Industries, Inc.(a)	444,874
9,613	Hasbro, Inc.(a)	430,951
5,534	Home Depot, Inc.(a)	428,719
24,572	International Game Technology(a)	410,598
24,387	JC Penney Co., Inc.(a) (b)	416,530
11,281	Johnson Controls, Inc.(a)	403,747
8,128	Kohl's Corp.(a)	410,545
10,860	Lennar Corp., Class A(a)	391,395
8,346	Limited Brands, Inc.(a)	411,041
10,298	Lowe's Cos., Inc.(a)	421,188
8,742	Macy's, Inc.(a)	419,616
10,398	Marriott International, Inc., Class A(a)	419,767
9,480	Mattel, Inc.(a)	429,539
4,307	McDonald's Corp.(a)	426,393
15,601	Newell Rubbermaid, Inc.(a)	409,526
6,850	NIKE, Inc., Class B(a)	436,208
7,191	Nordstrom, Inc.(a)	431,029
3,800	O'Reilly Automotive, Inc.(a) (b)	427,956
7,965	PACCAR, Inc.(a)	427,402
6,123	PetSmart, Inc.(a)	410,180
20,320	Pulte Group, Inc.(a) (b)	385,470
3,438	PVH Corp.(a)	429,922
2,448	Ralph Lauren Corp.(a)	425,316
6,536	Ross Stores, Inc.(a)	423,598
30,561	Southwest Airlines Co.(a)	393,931
26,426	Staples, Inc.(a)	419,116
6,462	Starbucks Corp.(a)	423,196
6,388	Starwood Hotels & Resorts Worldwide, Inc.(a)	403,658
6,140	Target Corp.(a)	422,800
5,616	Tiffany & Co.(a)	409,069
8,407	TJX Cos., Inc.(a)	420,854
10,368	Urban Outfitters, Inc.(a) (b)	417,001
2,266	VF Corp.(a)	437,474
8,448	Walgreen Co.(a)	373,402
5,661	Wal-Mart Stores, Inc.(a)	421,688
3,281	Whirlpool Corp.(a)	375,215
1,666	WW Grainger, Inc.(a)	420,132
7,210	Wyndham Worldwide Corp.(a)	412,628
3,137	Wynn Resorts Ltd.(a)	401,536
5,962	Yum! Brands, Inc.(a)	413,405
		28,405,675
	Consumer, Non-cyclical – 24.2%
11,514	Abbott Laboratories(a)	401,608
9,810	Abbvie, Inc.(a)	405,545
3,353	Actavis, Inc.(a) (b)	423,216
10,756	Adt Corp.(a)	428,627
7,003	Aetna, Inc.(a)	444,944
4,597	Alexion Pharmaceuticals, Inc.(a) (b)	424,027
4,190	Allergan, Inc.(a)	352,966
11,913	Altria Group, Inc.(a)	416,836
7,717	AmerisourceBergen Corp.(a)	430,840
4,351	Amgen, Inc.(a)	429,270
12,814	Archer-Daniels-Midland Co.(a)	434,523
6,233	Automatic Data Processing, Inc.(a)	429,204
9,849	Avery Dennison Corp.(a)	421,144
18,542	Avon Products, Inc.(a)	389,938
6,004	Baxter International, Inc.(a)	415,897
6,485	Beam, Inc.(a)	409,268
4,298	Becton Dickinson and Co.(a)	424,771
1,999	Biogen IDEC, Inc.(a) (b)	430,186
44,570	Boston Scientific Corp.(a) (b)	413,164
9,058	Bristol-Myers Squibb Co.(a)	404,802
6,061	Brown-Forman Corp., Class B(a)	409,421
9,463	Campbell Soup Co.(a)	423,848
8,861	Cardinal Health, Inc.(a)	418,239
11,214	CareFusion Corp.(a) (b)	413,236
3,552	Celgene Corp.(a) (b)	415,264
6,218	Cigna Corp.(a)	450,744
4,964	Clorox Co.(a)	412,707
10,508	Coca-Cola Co.(a)	421,476
11,729	Coca-Cola Enterprises, Inc.(a)	412,392
7,206	Colgate-Palmolive Co.(a)	412,832
12,434	ConAgra Foods, Inc.(a)	434,320
8,149	Constellation Brands, Inc., Class A(a) (b)	424,726
6,430	Covidien PLC (Ireland)(a)	367,796
627	Covidien PLC (Ireland)(b) (c)	35,864
3,817	CR Bard, Inc.(a)	414,832
3,289	DaVita HealthCare Partners, Inc.(a) (b)	397,311
10,336	DENTSPLY International, Inc.(a)	423,363
9,033	Dr Pepper Snapple Group, Inc.(a)	414,886
6,055	Edwards Lifesciences Corp.(a) (b)	406,896
8,143	Eli Lilly & Co.(a)	399,984
6,971	Equifax, Inc.(a)	410,801
6,197	Estee Lauder Cos., Inc., Class A(a)	407,577
6,843	Express Scripts Holding Co.(a) (b)	422,145
10,319	Forest Laboratories, Inc.(a) (b)	423,079
8,600	General Mills, Inc.(a)	417,358
8,115	Gilead Sciences, Inc.(a) (b)	415,569
14,806	H&R Block, Inc.(a)	410,867

See notes to financial statements.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 9

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2013

Number
of Shares	Description	Value
	Consumer, Non-cyclical (continued)
4,754	Hershey Co.(a)	$ 424,437
10,563	Hormel Foods Corp.(a)	407,521
11,697	Hospira, Inc.(a) (b)	448,111
5,237	Humana, Inc.(a)	441,898
850	Intuitive Surgical, Inc.(a) (b)	430,593
14,651	Iron Mountain, Inc.(a)	389,863
4,116	JM Smucker Co.(a)	424,565
4,991	Johnson & Johnson(a)	428,527
6,598	Kellogg Co.(a)	423,790
4,332	Kimberly-Clark Corp.(a)	420,810
7,613	Kraft Foods Group, Inc.(a)	425,338
12,184	Kroger Co.(a)	420,835
4,239	Laboratory Corp. of America Holdings(a) (b)	424,324
5,716	Life Technologies Corp.(a) (b)	423,041
9,658	Lorillard, Inc.(a)	421,861
742	MasterCard, Inc., Class A(a)	426,279
5,866	McCormick & Co., Inc.(a)	412,732
7,744	McGraw-Hill Cos., Inc.(a)	411,903
3,709	McKesson Corp.(a)	424,681
5,211	Mead Johnson Nutrition Co.(a)	412,868
8,009	Medtronic, Inc.(a)	412,223
8,840	Merck & Co., Inc.(a)	410,618
8,547	Molson Coors Brewing Co., Class B(a)	409,059
14,219	Mondelez International, Inc.(a)	405,668
7,153	Monster Beverage Corp.(a) (b)	434,687
6,814	Moody's Corp.(a)	415,177
13,379	Mylan, Inc.(a) (b)	415,150
10,936	Patterson Cos., Inc.(a)	411,194
11,413	Paychex, Inc.(a)	416,803
5,161	PepsiCo, Inc.(a)	422,118
3,573	Perrigo Co.(a)	432,332
14,571	Pfizer, Inc.(a)	408,134
4,601	Philip Morris International, Inc.(a)	398,539
5,432	Procter & Gamble Co.(a)	418,209
16,135	Quanta Services, Inc.(a) (b)	426,932
6,769	Quest Diagnostics, Inc.(a)	410,404
1,789	Regeneron Pharmaceuticals, Inc.(a) (b)	402,310
8,755	Reynolds American, Inc.(a)	423,479
12,619	Robert Half International, Inc.(a)	419,329
17,400	Safeway, Inc.(a)	411,684
31,076	SAIC, Inc.(a)	432,889
9,408	St Jude Medical, Inc.(a)	429,287
6,307	Stryker Corp.(a)	407,937
12,296	Sysco Corp.(a)	420,031
9,081	Tenet Healthcare Corp.(a) (b)	418,634
18,067	Total System Services, Inc.(a)	442,280
16,584	Tyson Foods, Inc., Class A(a)	425,877
6,644	UnitedHealth Group, Inc.(a)	435,049
6,155	Varian Medical Systems, Inc.(a) (b)	415,155
5,423	WellPoint, Inc.(a)	443,818
24,905	Western Union Co.(a)	426,125
8,251	Whole Foods Market, Inc.(a)	424,761
5,445	Zimmer Holdings, Inc.(a)	408,048
13,663	Zoetis, Inc.(a)	422,050
		41,848,276
	Diversified – 0.2%
15,270	Leucadia National Corp.(a)	400,379
	Energy – 10.6%
4,923	Anadarko Petroleum Corp.(a)	423,033
4,993	Apache Corp.(a)	418,563
9,209	Baker Hughes, Inc.(a)	424,811
6,095	Cabot Oil & Gas Corp., Class A(a)	432,867
6,826	Cameron International Corp.(a) (b)	417,478
20,496	Chesapeake Energy Corp.(a)	417,708
3,524	Chevron Corp.(a)	417,030
6,945	ConocoPhillips(a)	420,173
13,267	Consol Energy, Inc.(a)	359,536
23,786	Denbury Resources, Inc.(a) (b)	411,974
7,803	Devon Energy Corp.(a)	404,820
6,311	Diamond Offshore Drilling, Inc.(a)	434,134
7,299	Ensco PLC, Class A (United Kingdom)(a)	424,218
3,217	EOG Resources, Inc.(a)	423,615
5,320	EQT Corp.(a)	422,248
4,680	Exxon Mobil Corp.(a)	422,838
7,621	FMC Technologies, Inc.(a) (b)	424,337
9,874	Halliburton Co.(a)	411,943
6,968	Helmerich & Payne, Inc.(a)	435,152
6,426	Hess Corp.(a)	427,265
11,033	Kinder Morgan, Inc.(a)	420,909
12,328	Marathon Oil Corp.(a)	426,302
5,324	Marathon Petroleum Corp.(a)	378,323
6,723	Murphy Oil Corp.(a)	409,363
26,659	Nabors Industries Ltd. (Bermuda)(a)	408,149
6,091	National Oilwell Varco, Inc.(a)	419,670
18,839	Newfield Exploration Co.(a) (b)	450,065
11,288	Noble Corp. (Switzerland)(a)	424,203
7,320	Noble Energy, Inc.(a)	439,493
4,614	Occidental Petroleum Corp.(a)	411,707
9,560	Oneok, Inc.(a)	394,924
25,261	Peabody Energy Corp.(a)	369,821
6,642	Phillips 66(a)	391,280
2,891	Pioneer Natural Resources Co.(a)	418,472
14,482	QEP Resources, Inc.(a)	402,310

See notes to financial statements.

10 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2013

Number
of Shares	Description	Value
	Energy (continued)
5,777	Range Resources Corp.(a)	$ 446,678
12,676	Rowan Companies PLC (United Kingdom)(a) (b)	431,871
5,919	Schlumberger Ltd. (Curacao)(a)	424,156
11,599	Southwestern Energy Co.(a) (b)	423,711
12,343	Spectra Energy Corp.(a)	425,339
7,416	Tesoro Corp.(a)	388,005
11,152	Valero Energy Corp.(a)	387,755
12,725	Williams Cos., Inc.(a)	413,181
22,308	WPX Energy, Inc.(a) (b)	422,514
		18,301,944
	Financial – 19.5%
4,788	ACE Ltd. (Switzerland)(a)	428,430
7,371	Aflac, Inc.(a)	428,403
9,043	Allstate Corp.(a)	435,149
5,809	American Express Co.(a)	434,281
9,340	American International Group, Inc.(a) (b)	417,498
5,481	American Tower Corp., REIT(a)	401,045
5,178	Ameriprise Financial, Inc.(a)	418,797
6,532	AON PLC (United Kingdom)(a)	420,334
14,651	Apartment Investment & Management Co., Class A, REIT(a)	440,115
8,384	Assurant, Inc.(a)	426,829
3,149	AvalonBay Communities, Inc., REIT(a)	424,832
32,430	Bank of America Corp.(a)	417,050
14,551	Bank of New York Mellon Corp.(a)	408,156
12,930	BB&T Corp.(a)	438,068
3,713	Berkshire Hathaway, Inc., Class B(a) (b)	415,559
1,570	BlackRock, Inc.(a)	403,255
3,851	Boston Properties, Inc., REIT(a)	406,165
6,947	Capital One Financial Corp.(a)	436,341
18,697	CBRE Group, Inc., Class A(a) (b)	436,762
21,505	Charles Schwab Corp.(a)	456,550
4,911	Chubb Corp.(a)	415,716
9,179	Cincinnati Financial Corp.(a)	421,316
8,611	Citigroup, Inc.(a)	413,070
5,705	CME Group, Inc.(a)	433,466
11,349	Comerica, Inc.(a)	452,031
8,954	Discover Financial Services(a)	426,569
37,053	E*Trade Financial Corp.(a) (b)	469,090
7,524	Equity Residential, REIT(a)	436,842
23,150	Fifth Third Bancorp(a)	417,858
2,880	Franklin Resources, Inc.(a)	391,738
38,534	Genworth Financial, Inc., Class A(a) (b)	439,673
2,603	Goldman Sachs Group, Inc.(a)	393,704
14,515	Hartford Financial Services Group, Inc.(a)	448,805
9,226	HCP, Inc., REIT(a)	419,229
6,292	Health Care REIT, Inc., REIT(a)	421,753
24,614	Host Hotels & Resorts, Inc., REIT(a)	415,238
51,129	Hudson City Bancorp, Inc.(a)	468,341
56,290	Huntington Bancshares, Inc.(a)	443,565
2,448	IntercontinentalExchange, Inc.(a) (b)	435,155
12,646	Invesco Ltd. (Bermuda)(a)	402,143
7,977	JPMorgan Chase & Co.(a)	421,106
40,717	KeyCorp(a)	449,516
19,259	Kimco Realty Corp., REIT(a)	412,720
12,994	Legg Mason, Inc.(a)	402,944
12,275	Lincoln National Corp.(a)	447,669
9,507	Loews Corp.(a)	422,111
4,135	M&T Bank Corp.(a)	462,085
6,809	Macerich Co., REIT(a)	415,145
10,609	Marsh & McLennan Cos., Inc.(a)	423,511
9,641	MetLife, Inc.(a)	441,172
16,410	Morgan Stanley(a)	400,896
13,002	NASDAQ OMX Group, Inc.(a)	426,336
7,420	Northern Trust Corp.(a)	429,618
10,472	NYSE Euronext(a)	433,541
30,805	People's United Financial, Inc.(a)	458,995
8,965	Plum Creek Timber Co., Inc., REIT(a)	418,397
5,970	PNC Financial Services Group, Inc.(a)	435,332
11,144	Principal Financial Group, Inc.(a)	417,343
17,160	Progressive Corp.(a)	436,207
11,016	ProLogis, Inc., REIT(a)	415,524
6,015	Prudential Financial, Inc.(a)	439,275
2,793	Public Storage, REIT(a)	428,251
47,202	Regions Financial Corp.(a)	449,835
2,552	Simon Property Group, Inc., REIT(a)	403,012
18,445	SLM Corp.(a)	421,653
6,417	State Street Corp.(a)	418,453
13,634	SunTrust Banks, Inc.(a)	430,425
5,775	T Rowe Price Group, Inc.(a)	422,441
6,555	Torchmark Corp.(a)	426,993
5,161	Travelers Cos., Inc.(a)	412,467
15,270	Unum Group(a)	448,481
12,108	US Bancorp(a)	437,704
6,019	Ventas, Inc., REIT(a)	418,080
2,342	Visa, Inc., Class A(a)	428,001
5,116	Vornado Realty Trust, REIT(a)	423,861
10,554	Wells Fargo & Co.(a)	435,564
14,984	Weyerhaeuser Co., REIT(a)	426,894
13,647	XL Group PLC (Ireland)(a)	413,777
15,721	Zions Bancorporation(a)	454,022
		33,768,278

See notes to financial statements.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2013

Number
of Shares	Description	Value
	Industrial – 15.5%
3,817	3M Co.(a)	$ 417,389
9,632	Agilent Technologies, Inc.(a)	411,864
5,563	Amphenol Corp., Class A(a)	433,580
9,781	Ball Corp.(a)	406,303
10,749	Bemis Co., Inc.(a)	420,716
4,162	Boeing Co.(a)	426,355
5,055	Caterpillar, Inc.(a)	416,987
7,503	CH Robinson Worldwide, Inc.(a)	422,494
16,995	CSX Corp.(a)	394,114
3,650	Cummins, Inc.(a)	395,879
6,780	Danaher Corp.(a)	429,174
4,993	Deere & Co.(a)	405,681
5,394	Dover Corp.(a)	418,898
6,564	Eaton Corp. PLC (Ireland)(a)	431,977
7,551	Emerson Electric Co.(a)	411,832
11,074	Expeditors International of Washington, Inc.(a)	420,923
4,277	FedEx Corp.(a)	421,627
17,343	FLIR Systems, Inc.(a)	467,742
7,522	Flowserve Corp.(a)	406,263
6,949	Fluor Corp.(a)	412,145
12,570	Garmin Ltd. (Switzerland)(a)	454,532
5,434	General Dynamics Corp.(a)	425,645
18,021	General Electric Co.(a)	417,907
5,421	Honeywell International, Inc.(a)	430,102
6,034	Illinois Tool Works, Inc.(a)	417,372
7,511	Ingersoll-Rand PLC (Ireland)(a)	417,011
21,827	Jabil Circuit, Inc.(a)	444,834
7,592	Jacobs Engineering Group, Inc.(a) (b)	418,547
8,020	Joy Global, Inc.(a)	389,211
3,832	Kansas City Southern(a)	406,039
4,927	L-3 Communications Holdings, Inc.(a)	422,441
13,132	Leggett & Platt, Inc.(a)	408,274
3,936	Lockheed Martin Corp.(a)	426,899
20,388	Masco Corp.(a)	397,362
14,329	Molex, Inc.(a)	420,412
5,565	Norfolk Southern Corp.(a)	404,297
5,114	Northrop Grumman Corp.(a)	423,439
15,264	Owens-Illinois, Inc.(a) (b)	424,187
6,208	Pall Corp.(a)	412,397
4,351	Parker Hannifin Corp.(a)	415,085
7,098	Pentair Ltd. (Switzerland)(a)	409,484
12,828	PerkinElmer, Inc.(a)	416,910
1,926	Precision Castparts Corp.(a)	435,295
6,288	Raytheon Co.(a)	415,763
12,445	Republic Services, Inc.(a)	422,383
4,889	Rockwell Automation, Inc.(a)	406,471
6,574	Rockwell Collins, Inc.(a)	416,857
3,518	Roper Industries, Inc.(a)	437,007
6,826	Ryder System, Inc.(a)	414,953
17,750	Sealed Air Corp.(a)	425,113
4,656	Snap-On, Inc.(a)	416,153
5,337	Stanley Black & Decker, Inc.(a)	412,550
3,984	Stericycle, Inc.(a) (b)	439,952
9,332	TE Connectivity Ltd. (Switzerland)(a)	424,979
15,995	Textron, Inc.(a)	416,670
4,980	Thermo Fisher Scientific, Inc.(a)	421,457
12,725	Tyco International Ltd. (Switzerland)(a)	419,289
2,700	Union Pacific Corp.(a)	416,556
4,934	United Parcel Service, Inc., Class B(a)	426,691
4,508	United Technologies Corp.(a)	418,974
7,895	Vulcan Materials Co.(a)	382,197
10,682	Waste Management, Inc.(a)	430,805
4,298	Waters Corp.(a) (b)	430,015
15,630	Xylem, Inc.(a)	421,072
		26,825,532
	Technology – 11.9%
5,262	Accenture PLC, Class A (Ireland)(a)	378,654
9,895	Adobe Systems, Inc.(a) (b)	450,817
107,581	Advanced Micro Devices, Inc.(a) (b)	438,931
9,959	Akamai Technologies, Inc.(a) (b)	423,755
13,127	Altera Corp.(a)	433,060
9,429	Analog Devices, Inc.(a)	424,871
985	Apple, Inc.(a)	390,139
27,507	Applied Materials, Inc.(a)	410,129
12,080	Autodesk, Inc.(a) (b)	409,995
9,397	BMC Software, Inc.(a) (b)	424,181
12,544	Broadcom Corp., Class A(a)	423,485
14,999	CA, Inc.(a)	429,421
4,315	Cerner Corp.(a) (b)	414,628
6,922	Citrix Systems, Inc.(a) (b)	417,604
6,731	Cognizant Technology Solutions Corp., Class A(a) (b)	421,428
9,448	Computer Sciences Corp.(a)	413,539
31,657	Dell, Inc.(a)	422,621
4,292	Dun & Bradstreet Corp.(a)	418,255
19,434	Electronic Arts, Inc.(a) (b)	446,399
17,120	EMC Corp.(a)	404,374
9,713	Fidelity National Information Services, Inc.(a)	416,105
9,480	First Solar, Inc.(a) (b)	424,040
4,872	Fiserv, Inc.(a) (b)	425,862
17,133	Hewlett-Packard Co.(a)	424,898
17,010	Intel Corp.(a)	411,982
2,096	International Business Machines Corp.(a)	400,567
7,371	Intuit, Inc.(a)	449,853
7,608	KLA-Tencor Corp.(a)	423,994

See notes to financial statements.

12 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2013

Number
of Shares	Description	Value
	Technology (continued)
9,003	Lam Research Corp.(a) (b)	$ 399,193
11,648	Linear Technology Corp.(a)	429,112
57,986	LSI Corp.(a) (b)	414,020
11,445	Microchip Technology, Inc.(a)	426,326
33,219	Micron Technology, Inc.(a) (b)	476,029
12,322	Microsoft Corp.(a)	425,479
11,184	NetApp, Inc.(a)	422,532
29,537	NVIDIA Corp.(a)	414,404
12,551	Oracle Corp.(a)	385,567
29,052	Pitney Bowes, Inc.(a)	426,483
6,905	Qualcomm, Inc.(a)	421,757
9,253	Red Hat, Inc.(a) (b)	442,478
11,286	Salesforce.com, Inc.(a) (b)	430,899
7,208	SanDisk Corp.(a) (b)	440,408
9,696	Seagate Technology PLC (Ireland)(a)	434,672
7,558	Teradata Corp.(a) (b)	379,638
24,445	Teradyne, Inc.(a) (b)	429,499
11,947	Texas Instruments, Inc.(a)	416,592
6,636	Western Digital Corp.(a)	412,029
46,579	Xerox Corp.(a)	422,472
10,902	Xilinx, Inc.(a)	431,828
		20,655,004
	Utilities – 7.3%
34,293	AES Corp.(a)	411,173
9,861	AGL Resources, Inc.(a)	422,642
12,430	Ameren Corp.(a)	428,089
9,315	American Electric Power Co., Inc.(a)	417,126
17,877	CenterPoint Energy, Inc.(a)	419,931
15,469	CMS Energy Corp.(a)	420,293
7,331	Consolidated Edison, Inc.(a)	427,471
7,564	Dominion Resources, Inc.(a)	429,786
6,339	DTE Energy Co.(a)	424,776
6,267	Duke Energy Corp.(a)	423,023
8,990	Edison International(a)	432,958
6,191	Entergy Corp.(a)	431,389
13,839	Exelon Corp.(a)	427,348
11,059	FirstEnergy Corp.(a)	412,943
7,373	Integrys Energy Group, Inc.(a)	431,542
5,315	NextEra Energy, Inc.(a)	433,066
14,560	NiSource, Inc.(a)	416,998
10,061	Northeast Utilities(a)	422,763
15,698	NRG Energy, Inc.(a)	419,137
20,901	Pepco Holdings, Inc.(a)	421,364
9,385	PG&E Corp.(a)	429,176
7,365	Pinnacle West Capital Corp.(a)	408,537
14,551	PPL Corp.(a)	440,314
12,990	Public Service Enterprise Group, Inc.(a)			424,253
8,571	SCANA Corp.(a)			420,836
5,275	Sempra Energy(a)			431,285
9,526	Southern Co.(a)			420,382
24,459	TECO Energy, Inc.(a)			420,450
10,294	Wisconsin Energy Corp.(a)			421,951
14,407	Xcel Energy, Inc.(a)			408,294
				12,699,296
	Total Common Stocks – 121.3%
	(Cost $179,658,869)			210,007,391
	Short Term Investments – 1.4%
	Money Market Fund – 1.4%
2,488,749	Dreyfus Treasury Prime Cash Management Institutional
	Shares, 12/31/2050
	(Cost $2,488,749)			2,488,749
	Total Investments – 122.7%
	(Cost $182,147,618)			212,496,140
	Liabilities in excess of Other Assets – 0.0%*			(65,243)
	Total Value of Options Written – (1.9%) (Premiums
	received $2,907,556)			(3,215,880)
	Borrowings – (20.8% of Net Assets or 16.9% of Total
	Investments)			(36,000,000)
	Net Assets – 100.0%			$173,215,017

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written (b)	Month	Price	Value
	Call Options Written – (1.9%)
640	Energy Select Sector SPDR Fund	July 2013	$ 79.00	$ (63,360)
2,616	Financial Select Sector SPDR Fund	July 2013	19.00	(166,116)
1,572	iShares Russell 2000 Index Fund	July 2013	96.00	(316,758)
1,180	Industrial Select Sector SPDR Fund	July 2013	42.00	(125,670)
1,412	Powershares QQQ Trust Series 1	July 2013	72.00	(86,838)
632	S&P 500 Index	July 2013	1,605.00	(1,390,400)
1,359	SPDR Dow Jones Industrial
	Average ETF	July 2013	148.00	(318,006)
1,449	SPDR Midcap 400 ETF Trust	July 2013	210.00	(514,395)
661	SPDR S&P Retail ETF	July 2013	76.00	(100,472)
900	SPDR S&P Retail ETF	July 2013	77.00	(97,280)
1,626	Technology Select Sector SPDR
	Fund	July 2013	31.00	(36,585)
	Total Value of Call Options Written – (1.9%)
	Premiums received ($2,907,556)			$(3,215,880)

See notes to financial statements.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	June 30, 2013

NV – Publicly Traded Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

* Less than 0.1%.

(a) All or a portion of these securities have been physically segregated in connection with borrowings. As of June 30, 2013, the total amount segregated was $212,484,608.

(b) Non-income producing security.

(c) When-issued or delayed delivery security.

Securities are classified by sectors that represent broad grouping of industries.

See notes to financial statements.

14 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	June 30, 2013

Assets
Investments, at value (cost $182,147,618)	$212,496,140
Receivable for securities sold	489,456
Dividends receivable	241,863
Other assets	7,118
Total assets	213,234,577
Liabilities
Borrowings	36,000,000
Options written, at value (premiums received of $2,907,556)	3,215,880
Payable for securities purchased	392,297
Advisory fee payable	158,642
Custodian bank	24,009
Interest due on borrowings	21,328
Administration fee payable	4,352
Accrued expenses and other liabilities	203,052
Total liabilities	40,019,560
Net Assets	$173,215,017
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized,
8,770,121 shares issued and outstanding	$87,701
Additional paid-in capital	156,387,971
Accumulated net realized loss on investments and options	(5,896,637)
Accumulated net unrealized appreciation on investments and options	30,040,198
Distributions in excess of net investment income	(7,404,216)
Net Assets	$173,215,017
Net Asset Value (based on 8,770,121 common shares outstanding)	$19.75

See notes to financial statements.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 15

STATEMENT OF OPERATIONS For the six months ended June 30, 2013 (Unaudited)	June 30, 2013

Investment Income
Dividends (net of foreign withholding taxes of $1,598)	$1,675,495
Less return of capital distributions received	(1,037)
Total income		$1,674,458
Expenses
Advisory fee	984,025
Interest expense	152,677
Professional fees	63,680
Custodian fee	36,794
Fund accounting	35,871
Trustees' fees and expenses	32,762
Administrative fee	26,966
Licensing fee	24,862
Printing expense	16,441
Insurance	10,935
NYSE listing fee	10,498
Transfer agent fee	8,874
Miscellaneous	433
Total expenses		1,404,818
Net investment income		269,640
Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		15,614,326
Options		(14,579,519)
Net change in unrealized appreciation (depreciation) on:
Investments		12,860,257
Options		(492,466)
Net realized and unrealized gain on investments and options		13,402,598
Net Increase in Net Assets Resulting from Operations		$13,672,238

See notes to financial statements.

16 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	June 30, 2013

			For the Period
For the Six Months		For the Period	October 27, 2011**
Ended June 30, 2013		Year Ended	through
	(unaudited)	December 31, 2012*	June 30, 2012
Increase in Net Assets Resulting from Operations
Net investment income	$269,640	$1,062,564	$757,920
Net realized gain (loss) on investments and options	1,034,807	(6,890,949)	2,783,860
Net change in unrealized appreciation on investments and options	12,367,791	11,984,063	5,688,344
Net increase in net assets resulting from operations	13,672,238	6,155,678	9,230,124
Distributions to Shareholders
From and in excess of net investment income	(7,673,856)	(962,285)	(3,695,304)
Return of capital	–	(6,705,060)	(3,965,531)
	(7,673,856)	(7,667,345)	(7,660,835)
Capital Share Transactions
Net proceeds from the issuance of common shares	–	–	167,125,000
Reinvestment of dividends	–	283,929	–
Common share offering costs charged to paid-in capital	–	–	(350,000)
Net increase from capital share transactions	–	283,929	166,775,000
Total increase (decrease) in net assets	5,998,382	(1,227,738)	168,344,289
Net Assets:
Beginning of period	167,216,635	168,444,373	100,084
End of period (including distributions in excess of net
investment income of $7,404,216, $0 and $0, respectively)	$173,215,017	$167,216,635	$168,444,373

*	Fiscal year end changed from June 30 to December 31.
**	Commencement of investment operations

See notes to financial statements.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 17

STATEMENT OF CASH FLOWS For the six months ended June 30, 2013 (Unaudited)	June 30, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$13,672,238
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net unrealized appreciation on investments	(12,860,257)
Net unrealized depreciation on options	492,466
Net realized gain on investments	(15,614,326)
Net realized loss on options	14,579,519
Purchase of long-term investments	(156,886,024)
Cost of written options closed	(29,642,617)
Premiums received on call options written	16,029,715
Proceeds from sale of long-term investments	175,078,430
Net purchases of short-term investments	(239,056)
Increase in dividends receivable	(36,065)
Increase in receivable for securities sold	(82,660)
Increase in other assets	(7,118)
Decrease in tax reclaims receivable	1,308
Decrease in investments purchased payable	(14,253)
Decrease in dividends payable	(761,936)
Decrease in advisory fee payable	(13,638)
Increase in custodian bank	1,680
Decrease in administration fee payable	(366)
Decrease in interest due on borrowings	(15,804)
Return of capital distributions received	1,037
Decrease in accrued expenses and other liabilities	(8,417)
Net Cash Provided by Operating and Investing Activities	3,673,856
Cash Flows From Financing Activities:
Proceeds from borrowings	45,500,000
Payments made on borrowings	(41,500,000)
Distributions to shareholders	(7,673,856)
Net Cash Used in Financing Activities	(3,673,856)
Net change in cash	–
Cash at Beginning of Period	–
Cash at End of Period	$–
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$168,481
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the period	$908,708

See notes to financial statements.

18 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	June 30, 2013

					For the Period
	For the Six Months		For the Period		October 27, 2011**
Per share operating performance	Ended June 30, 2013		Year Ended		through
for a common share outstanding throughout the period	(unaudited)		December 31, 2012*		June 30, 2012
Net asset value, beginning of period	$19.07		$19.24		$19.10	(a)
Investment operations
Net investment income (b)	0.03		0.12		0.09
Net realized and unrealized gain on investments and options	1.53		0.59		0.97
Total from investment operations	1.56		0.71		1.06
Common shares’ offering expenses charged to paid-in-capital	–		–		(0.04)
Distributions to Shareholders
From and in excess of net investment income	(0.88)		(0.11)		(0.42)
Return of capital	–		(0.77)		(0.46)
Total distributions to shareholders	(0.88)		(0.88)		(0.88)
Net asset value, end of period	$19.75		$19.07		$19.24
Market value, end of period	$18.19		$17.73		$18.61
Total investment return (c)
Net asset value	8.22%		3.69%		5.30%
Market value	7.46%		-0.35%		-2.57%
Ratios and supplemental data
Net assets end of period (thousands)	$173,215		$167,217		$168,444
Ratios to Average Net Assets:
Total expenses, excluding interest expense	1.46	%(d)	1.54	%(d)	1.59	%(d)
Total expenses, including interest expense	1.64	%(d)	1.78	%(d)	1.80	%(d)
Net investment income, including interest expense	0.32	%(d)	1.25	%(d)	0.71	%(d)
Portfolio Turnover(e)	79%		54%		31%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$36,000		$32,000		$34,000
Asset Coverage per $1,000 of indebtedness(f)	$5,812		$6,226		$5,954

*	Fiscal year end changed from June 30 to December 31.
**	Commencement of investment operations.
(a)	Before deduction of offering expenses charged to capital.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized for periods of less than one year.
(f)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)	June 30, 2013

Note 1 – Organization:
Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last price is not available are valued at the mean between the last available bid and ask prices on that day. Equity index options are valued at the mean between the last available bid and ask prices on the primary exchange on which they are traded. Exchange-traded options are valued at the mean of the best bid and ask prices at the close on those exchanges on which they are traded. The Fund values money market funds at net asset value. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximated market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities price source changes, illiquid securities, unchanged valuations, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 2 or Level 3 securities during the six months ended June 30, 2013.

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective as of the beginning of the period.

20 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2013

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at June 30, 2013.

Description
(value in $000s)	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$210,007	$–	$–	$210,007
Money Market Fund	2,489	–	–	2,489
Total	$212,496	$–	$–	$212,496
Liabilities:
Call Options Written	$3,216	$–	$–	$3,216
Total	$3,216	$–	$–	$3,216

During the six months ended June 30, 2013, there were no transfers between levels.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Options
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The option strategy will include writing (i.e. selling) call options on securities indices, exchange-traded funds that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specific exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the cost of the purchase (in the case of a put) or proceeds from the sale of the underlying security (in case of a call) in determining whether there has been a realized gain or loss.

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

(d) Distributions
The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term capital gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets plus any assets attributable to financial leverage).

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2013

The Fund and the Adviser have entered into a Sub-Advisory Agreement (the “Options Strategy Sub-Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM is responsible for the management of the Fund’s options strategy. Under the terms of the Options Strategy Sub-Advisory Agreement, the Adviser pays monthly to GPIM a fee at the annual rate of 0.50% of the Fund’s average daily managed assets.

The Fund and the Adviser have also entered into a Sub-Advisory Agreement (the “Equity Portfolio Sub-Advisory Agreement”) with Security Investors, LLC (“Security Investors”). Security Investors is responsible for the management of the Fund’s portfolio of equity securities. Under the terms of the Equity Portfolio Sub-Advisory Agreement, the Adviser pays monthly to Security Investors a fee at the annual rate of 0.15% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser, GPIM or Security Investors. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Prior to May 14, 2013, under a separate Fund Administration Agreement (the “Administration Agreement”), the Adviser provided fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser received a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Effective May 14, 2013, the Trustees approved Rydex Fund Services, LLC (“RFS”) as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. There is no impact to the Fund as a result of this change.

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. On May 14, 2013, the Trustees approved RFS to replace BNY as the Fund’s accounting agent effective January 1, 2014.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding purchased and written options, and net assets as of June 30, 2013, is as follows:

			Net Tax	Net Tax
Cost of	Gross Tax	Gross Tax	Unrealized	Unrealized
Investments for	Unrealized	Unrealized	Appreciation	Depreciation on
Tax Purposes	Appreciation	Depreciation	on Investments	Derivatives
$182,335,931	$35,302,230	$(5,142,022)	$30,160,208	$(308,324)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

Tax components of the following balances as of December 31, 2012, (the most recent fiscal year for federal income tax purposes) are as follows:

Undistributed Ordinary	Undistributed Long-Term
Income/(Accumulated	Gains/(Accumulated
Ordinary Loss)	Capital Loss)
$(0)	$(7,024,409)

For the period ended December 31, 2012, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from	2012
Ordinary income	$ 962,285
Return of capital	6,705,060

During the period ended June 30, 2013, distributions of $7,673,856 were paid to shareholders. The classification for these distributions for federal income tax purposes will be determined after December 31, 2013.

22 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2013

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
During the six months ended June 30, 2013, the cost of purchases and proceeds from sales of investments, excluding written options with maturities of less than one year and short-term investments were $156,886,024 and $175,078,430, respectively.

Note 6 – Derivatives:
The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund.

There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Transactions in written call option contracts for the six months ended June 30, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	11,243	$2,849,647
Options written during the period	122,907	16,029,715
Options expired during the period	(5,891)	(708,581)
Options closed during the period	(105,021)	(14,354,517)
Options exercised during the period	(9,191)	(908,708)
Options outstanding, end of the period	14,047	$2,907,556

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at June 30, 2013.

Statement of Assets and Liabilities Presentation of Fair Values of Derivatives (in $000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
	Location	Fair Value	Location	Fair Value
Equity risk	–	$ –	Options
Written,
			at value	$ 3,216
Total		$ –		$ 3,216

Summary of Derivatives Information

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the six months ended June 30, 2013.

Effect of Derivative Instruments on the Statement of Operations (in $000s):

	Amount of Net	Change in Net
	Realized Loss	Unrealized (Depreciation)
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$(14,580)	$(492)
Total	$(14,580)	$(492)

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	June 30, 2013

Note 7 – Leverage:

Borrowings
On November 3, 2011, the Fund entered into a committed credit facility agreement with an approved counterparty (the “Counterparty”). The Counterparty has agreed to provide secured financing to the Fund up to a maximum of $50,000,000 and the Fund will provide pledged collateral to the Counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.10% is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. At June 30, 2013, there was $36,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the six months ended June 30, 2013, was $25,693,370 with a related average interest rate of 0.95%. The maximum amount outstanding during the six months ended June 30, 2013 was $37,500,000. As of June 30, 2013, the market value of the securities segregated as collateral is $212,484,608.

The credit facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 8 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,770,121 issued and outstanding.

Transactions in common shares were as follows:

	Six Months ended	Period ended
	June 30, 2013	December 31, 2012
Beginning Shares	8,770,121	8,755,240
Shares issued through dividend reinvestment	–	14,881
Common shares issued through offering	–	–
Ending Shares	8,770,121	8,770,121

At June 30, 2013, Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, owned 5,870 shares of the Fund.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On July 1, 2013, the Fund declared a quarterly dividend in the amount of $0.4375 per share. The dividend was payable on July 31, 2013 to shareholders of record on July 15, 2013.

24 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	June 30, 2013

Federal Income Tax Information
In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 3, 2013. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Withheld
Donald C. Cacciapaglia	7,757,706	33,812	198,442
Robert B. Karn III	7,740,612	46,510	202,838
Ronald E. Toupin, Jr.	7,743,489	46,002	200,469

The other Trustees of the Fund whose terms did not expire in 2013 are Randall C. Barnes, Roman Friedrich III and Ronald A. Nyberg.

Trustees

The Trustees of the Guggenheim Equal Weight Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address*, Year			Number of
of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Fund Complex***	Other Directorships
with Registrant	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2011	Private Investor (2001-present). Formerly, Senior Vice President &	50	None.
Year of Birth: 1951		Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo., Inc. (1987-1990).
Roman Friedrich III	Since 2011	Founder and President of Roman Friedrich & Company, a US and	46	Director of First Americas Gold
Year of Birth: 1946		Canadian-based business, which provides investment banking to the		Corp. (2012-present), Zincore
Trustee		mining industry (1998-present). Formerly, Senior Managing		Metals, Inc. (2009–present).
		Director of MLV & Co., LLC, an investment bank and institutional		Previously, Director of Blue Sky
		broker-dealer specializing in capital intensive industries such as energy,		Uranium Corp. (formerly Windstorm
		metals and mining (2010-2011).		Resources Inc.) (April 2011–July
2012); Director of Axiom Gold and
Silver Corp. (2011-2012), Stratagold
Corp.(2003-2009); Gateway Gold
Corp. (2004-2008) and GFM
Resources Ltd. (2005-2010).
Robert B. Karn III	Since 2011	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and	46	Director of Peabody Energy
Year of Birth: 1942		Managing Partner, Financial and Economic Consulting, St. Louis		Company (2003-present), and GP
Trustee		office (1987-1997).		Natural Resource Partners LLC
(2002-present).
Ronald A. Nyberg	Since 2011	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	52	None.
Year of Birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of
Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2011	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	49	Trustee, Bennett Group of Funds
Year of Birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice		(2011-present).
Trustee		President of Nuveen Investment Advisory Corp. (1992-1999), Vice President
and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant
Vice President and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 25

SUPPLEMENTAL INFORMATION (Unaudited) continued	June 30, 2013

Name, Address*, Year			Number of
of Birth and	Term of Office**		Portfolios in the
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Fund Complex***	Other Directorships
with Registrant	of Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia†	Since 2012	Senior Managing Director of Guggenheim Investments (2010-present);	214	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Chief Executive Officer of Guggenheim Funds Services, LLC (2012-		Rydex ETF Trust, Rydex Series Funds
Trustee,		present); Chief Executive Officer (2012-present) and President (2010-		and Rydex Variable Trust
Chief Executive Officer		present), Guggenheim Funds Distributors, LLC and Guggenheim Funds		(2012-present); Independent Board
		Investment Advisors, LLC; Chief Executive Officer of certain funds of the		Member, Equitrust Life Insurance
		Fund Complex (2012-present); President and Director of SBL Fund,		Company, Guggenheim Life and
		Security Equity Fund, Security Income Fund, Security Large Cap Value		Annuity Company, and Paragon Life
		Fund, and Security Mid Cap Growth Fund (2012-present); President, CEO		Insurance Company of Indiana
		and Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds		(2011-present).
and Rydex Variable Trust (2012-present). Formerly, Chairman and CEO of
Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-	Messrs. Barnes and Cacciapaglia are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2014.

-	Messrs. Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2015.

-	Messrs. Karn and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending December 31, 2016.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investments Advisors, LLC or Guggenheim Funds Distributors, Inc. and/or its affiliates. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Adviser.

Principal Executive Officers
The Principal Executive Officers of the Guggenheim Equal Weight Enhanced Equity Income Fund who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Amy J. Lee	Since 2013***	Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC
Year of Birth: 1961		(2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President, Associate
Chief Legal Officer		General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-
2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust
(2008-present). Officer of certain funds in the Fund Complex (2012-present).
John L. Sullivan	Since 2011	Senior Managing Director – Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer,
Year of Birth: 1955		Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer,
Chief Financial		Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief
Officer, Chief Accounting		Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Officer and Treasurer
Joanna M. Catalucci	Since 2012	Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief
Year of birth: 1966		Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund
Chief Compliance Officer		& Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset
Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012);
Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and
Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011);
Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund
Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.
Mark E. Mathiasen	Since 2011	Director; Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain funds
Year of Birth: 1978		in the Fund Complex.
Secretary

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.
***	Effective February 12, 2013.

26 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	June 30, 2013

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowners Services, LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

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CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS CONTRACT RE-APPROVAL	June 30, 2013

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners” and referred to herein collectively with its subsidiaries and affiliates as “Guggenheim”), a diversified financial services firm, serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, GFIA also is responsible for overseeing the activities of: (i) Guggenheim Partners Investment Management, LLC (“GPIM” or the “Options Strategy Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, which serves as the Fund’s investment sub-adviser responsible for managing the Fund’s options strategy pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “GPIM Sub-Advisory Agreement”); and (ii) Security Investors, LLC (“Security Investors” or the “Equity Portfolio Sub-Adviser” and together with GPIM, the “Sub-Advisers” and each, a “Sub-Adviser”) which serves as the Fund’s investment sub-adviser responsible for managing the Fund’s portfolio of equity securities pursuant to an investment sub-advisory agreement by and among the Fund, GFIA and Security Investors (the “Security Investors Sub-Advisory Agreement” and together with the GPIM Sub-Advisory Agreement, the “Sub-Advisory Agreements” and each, a “Sub-Advisory Agreement”). (The Sub-Advisory Agreements and the Investment Advisory Agreement are referred to herein collectively as, the “Advisory Agreements.”) Under the supervision of the Fund’s Board of Trustees (the “Board” and the members of the Board individually, the “Trustees”) and GFIA, Security Investors manages the equity portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on the Fund’s behalf, while GPIM implements the Fund’s options strategy and provides certain facilities and personnel related to such management. Security Investors is an affiliate of Guggenheim Partners.

At meetings held in person on April 18, 2013 (the “April Meeting”) and on May 14, 2013 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of those Trustees who are not “interested persons,” as defined by the 1940 Act, of the Fund (the “Independent Trustees”), met independently of Fund management to consider the renewal of the Advisory Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Committee took into account various materials received from the Adviser, the Sub-Advisers and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations it received (and received by the full Board) throughout the year regarding performance and operating results of the Fund.

In connection with the contract review process, Guggenheim engaged FUSE Research Network LLC (“FUSE”), an independent, third party research provider, to prepare advisory contract renewal reports for various boards of directors/trustees in the Guggenheim fund complex, designed specifically to help the boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim management determined to engage FUSE for this purpose in connection with other initiatives designed to improve efficiencies and implement a uniform, streamlined and enhanced 15(c) reporting process across its various product lines. Further to this end, Guggenheim management had multiple discussions with, and sought input from, Independent Legal Counsel, the Committee Chair and the Board Chair, in preparing a comprehensive presentation and delivery of information in connection with the contract review process. In addition, the Adviser, on behalf of itself and GFIA, provided information in response to requests for certain additional information following the April Meeting.

Among other things, the Adviser and Sub-Advisers provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Advisers providing services to the Fund to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Advisers, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by management), information about the profitability of the Adviser and Security Investors in connection with the Advisory Agreements and information about the compliance and risk management programs of the Adviser and the Sub-Advisers.

Following an analysis and discussion of the factors identified below, the Committee concluded that it was in the best interests of the Fund to recommend that the Board approve the renewal of all of the Advisory Agreements for an additional 12-month term (the “Renewal Term”).

Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Advisers. The Committee considered the Adviser’s responsibility to oversee the Sub-Advisers and that the Adviser has similar oversight responsibilities for other registered investment companies for which GFIA serves as investment adviser (collectively, “Guggenheim Funds”). In this connection, the Committee took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Advisers’ investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Committee also

28 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS CONTRACT RE-APPROVAL continued	June 30, 2013

considered the secondary market support services provided by the Adviser to the Fund. In addition, the Committee noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. The Independent Trustees also took into account the various legal, compliance and risk management oversight and staffing initiatives undertaken by management, including, among other things, enhancements to risk management processes and restructuring of the legal and compliance departments in 2012, which management stated was designed to create a cohesive legal and compliance program with increased collaboration among compliance and legal professionals and with other departments across the Guggenheim organization. The Committee also considered management’s other initiatives intended to achieve greater enhancements and efficiencies in Guggenheim’s ability to provide services to the Guggenheim Funds (including the Fund), such as efforts to streamline and simplify the organizational structure of Guggenheim’s advisory business, as reflected by internal reorganizations of various management entities. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by GFIA, the Committee considered the quality of the administrative services provided by GFIA and proposed to be provided during the Renewal Term by GFIA’s affiliate, Rydex Fund Services, LLC (“RFS”), utilizing the same Guggenheim personnel previously responsible for fund administration.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Committee considered its review of financial information concerning the Adviser, as well as its discussions with the Chief Financial Officer of GFIA.

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

Investment Performance: The Committee considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the one-year period ended December 31, 2012, noting the Fund’s relatively brief operating period since its inception in 2011. The Committee compared the Fund’s performance to the performance of a peer group of closed-end funds determined by the Adviser (the “peer group of funds”) for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, and excludes funds that, among other things, under normal market conditions, are less than 80% covered with options, are less than 80% domestic, primarily write options on individual equities or are sector-oriented. Consequently, the peer group of funds included other closed-end funds that generally invest a majority of their assets in equity securities with a similar covered call strategy. In assessing the peer group constituents and both the comparative performance and fee data presented (including in the FUSE reports), the Committee considered management’s discussion of the challenges of developing a relevant peer group for the Fund, in that the enhanced equity strategy implemented by GPIM for the Fund is not similarly replicated by any other non-Guggenheim managed closed-end fund.

The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective of seeking to provide a high level of risk-adjusted total return with an emphasis on current income. The Committee also considered that the Adviser does not directly manage the investment portfolio and implement the Fund’s investment strategies but had delegated such duties to the Equity Portfolio Sub-Adviser and the Options Strategy Sub-Adviser. The Committee also considered the Fund’s use of leverage, the cost of the leverage as of December 31, 2012, and information received at quarterly Board meetings regarding the impact of leverage. Based on the information provided, the Committee concluded that the Adviser had appropriately reviewed and monitored each Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s advisory fee (which includes the sub-advisory fees paid to the Sub-Advisers) and expense ratio to the peer group of funds. The Committee also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Committee noted that while the Fund’s expense ratio was above the median expense ratio of the peer group of funds, none of the other funds within the peer group of funds employ leverage. In addition, the Committee noted the Fund’s relatively small size as compared to other funds in the peer group of funds and the impact of the size differential on the expense ratio related to fixed expenses. The Committee also took into account management’s view that because four of the Fund’s six peer funds are managed by the same asset management firm, with sizable closed-end fund assets under management, such asset management firm has been able to implement a unique fee pricing structure. The Committee also considered the complexity of the investment strategies employed by the Sub-Advisers and information provided by management comparing the Fund’s contractual advisory fee to the average advisory fee of the broader Morningstar covered call universe. The Committee also considered management’s explanation regarding the appropriateness of the Fund’s advisory fees as compared to Guggenheim Enhanced Equity Strategy Fund (“GGE”) and Guggenheim Enhanced Equity Income Fund (“GPM”), noting the investment strategy differences of the Fund as compared to GGE and GPM and that the decision to implement fee waivers for each of GPM and GGE was the result of a unique set of circumstances, which included the replacement of both unaffiliated investment sub-advisers with GPIM and changes in investment strategy.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct

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CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS CONTRACT RE-APPROVAL continued	June 30, 2013

and indirect costs the Adviser incurred in providing services to the Fund, including paying the sub-advisory fees to the Sub-Advisers.

The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted that the Adviser may be deemed to benefit from arrangements whereby its affiliates RFS and the Sub-Advisers, respectively, will receive administrative services fees from serving as administrator and receive sub-advisory fees for managing the investment portfolio. The Committee also noted the Adviser’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund. Based on all of the information provided, the Committee determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Committee noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. The Committee further noted that due to the Fund’s closed-end structure, new shares are not continuously offered. As a result, the Committee concluded that breakpoints were not warranted at this time.

Sub-Advisory Agreements
Nature, Extent and Quality of Services Provided by the Sub-Advisers: With respect to the nature, extent and quality of services provided by the Sub-Advisers, the Committee considered the qualifications, experience and skills of the Sub-Advisers’ portfolio management and other key personnel and information from the Sub-Advisers describing the scope of their services to the Fund. The Committee considered the Sub-Advisers’ resources and their ability to carry out their responsibilities under the Sub-Advisory Agreements, and the Committee reviewed the balance sheet and income statement of each Sub-Adviser.

The Committee also considered the acceptability of the terms of each Sub-Advisory Agreement. In addition, the Committee considered the Sub-Advisers’ efforts in pursuing the Fund’s investment objective of seeking to provide a high level of risk-adjusted total return with an emphasis on current income. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that each Sub-Adviser was qualified to provide the services under its respective Sub-Advisory Agreement.

Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over different periods of time. The Committee observed that the Fund underperformed the average return of its peer group of funds for the one-year period ended December 31, 2012, on both a NAV and market price basis. The Committee took into account management’s explanation that the Fund’s strategy was hampered in 2012 by a market environment which generated two significant corrections, a 9.6% decline in the spring and a 7.3% decline in the fall, but wherein implied volatility generally was below historic averages, providing less of a cushion for these corrections. Also, the Committee considered, as noted, that the other funds in the peer group of funds do not employ leverage and thus, during the spring and fall market declines the Fund’s leverage caused it to experience a greater decline than the peer group’s decline. In this connection, the Committee noted management’s belief that leverage may enable the Fund to outperform the peer group during market advances, creating the potential for long-term outperformance. In addition, the Committee observed that the Fund’s performance on a NAV basis exceeded the return of the CBOE BuyWrite Index for the one-year period ended December 31, 2012, while lagging the return of the S&P 500 over the same period. The Committee also considered that the Fund’s limited time period during which it has operated introduces the possibility of greater market volatility and performance discrepancies and, therefore, the Sub-Advisers should be evaluated over a longer period and full market cycle.

The Committee also evaluated Fund information provided by management concerning the Fund’s price movement, premium/discount data, sector allocation and history, peer group overview and detailed performance analysis.

In light of all of the foregoing, the Committee determined that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Sub-Adviser from its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to each of GPIM and Security Investors, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Committee also reviewed the dollar amount of sub-advisory fees paid to each of GPIM and Security Investors for the twelve months ended December 31, 2012. The Committee compared the sub-advisory fee paid by the Adviser to each Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale to be Realized: The Committee recognized that, because the Sub-Advisers’ fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale to be Realized” above.)

Overall Conclusions
Based on the foregoing, the Committee determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term. Further, at its May 14, 2013, meeting, upon the recommendation of the Committee, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

30 | GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	June 30, 2013

Board of Trustees	Executive Officers	Investment Adviser
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds Investment
	Chief Executive Officer	Advisors, LLC
Donald C. Cacciapaglia*		Lisle, Illinois
Amy J. Lee
Roman Friedrich III	Chief Legal Officer	Options Strategy Investment
Sub-Adviser
Robert B. Karn III	John L. Sullivan	Guggenheim Partners
	Chief Financial Officer, Chief	Investment Management, LLC
Ronald A. Nyberg	Accounting Officer, and Treasurer	Santa Monica, California

Ronald E. Toupin, Jr.,	Joanna M. Catalucci	Equity Strategy Investment
Chairperson	Chief Compliance Officer	Sub-Adviser
Security Investors, LLC
* Trustee is an “interested person”	Mark E. Mathiasen	New York, New York
(as defined in section 2(a)(19)	Secretary
of the 1940 Act) (“Interested		Administrator
Trustee”) of the Trust because		Rydex Fund Services, LLC
of his position as the President		Rockville, Maryland
and CEO of the Adviser.
Accounting Agent and Custodian
The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Equal Weight Enhanced Equity Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Blvd., Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866)274-2227, by visiting the Fund’s website at www.guggenheiminvestments.com/geq or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheiminvestments.com/geq. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders
Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GEQ | GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT | 31

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Security Investors, LLC
Security Investors, LLC (“SI”) is a registered investment adviser. For more than 20 years, SI has been dedicated to helping investors and financial professionals navigate diverse market conditions with confidence. With approximately $20 billion in assets, SI offers institutional investors and financial intermediaries a range of four investment competencies for building well-diversified portfolios; Alternative Assets and Strategies; Fundamental Active Alpha Strategies (Equity and Fixed-Income); Target Beta Strategies; and Exchange Traded products (ETFs).

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (08/13)	CEF -GEQ -SAR -0613
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)     Not applicable.

(b)         Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Equal Weight Enhanced Equity Income Fund

By:           /s/ Donald C. Cacciapaglia

Name:      Donald C. Cacciapaglia

Title:        Chief Executive Officer

Date:        September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Donald C. Cacciapaglia

Name:     Donald C. Cacciapaglia

Title:       Chief Executive Officer

Date:        September 4, 2013

By:           /s/ John L. Sullivan

Name:     John L. Sullivan

Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:        September 4, 2013